                                 Exhibit 23.1


                              Consent of Counsel

                               CONSENT OF COUNSEL
                               ------------------


To:  The Colonial BancGroup, Inc.

          We hereby consent to the use in this registration statement of The Colonial BancGroup, Inc. on Form S-8 of our name in this registration statement.



                                     MILLER, HAMILTON, SNIDER & ODOM, L.L.C.



                                     BY:  /s/ Willard H. Henson
                                         -----------------------------
                                              Willard H. Henson


Montgomery, Alabama
Dated: October 16, 2001


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